This Agreement is dated the 27 day of April , 1998 made BETWEEN PMC-Sierra, Inc., a corporation incorporated and registered under the Laws of Delaware (hereinafter referred to as the " Corporation") and CIBC Inc , a U.S. company incorporated and registered under the laws of New York, United States of America ( hereinafter referred to as the "Lender").

WHEREAS:

A. The Corporation has entered into a credit agreement with the Lender dated March 11, 1998 (as such agreement may from time to time be amended, supplemented or otherwise modified or restated (hereinafter referred to as the "Credit Agreement")

B. The Corporation is at the date hereof the holder of all the issued and outstanding shares in the capital of PMC-Sierra International, Inc.( the "Shares"), a company incorporated and registered in Barbados with its registered office situate at c/o The Corporate Secretary Limited, Whitepark House, White Park Road, St. Michael, Barbados (hereinafter referred to as the " Company");

C. It is a condition of the advance of the said credit facilities by the Lender to the Corporation that the Corporation pledge to the Lender those Common Shares in the capital of the Company described in Schedule A hereto ( the "Pledged Shares") and execute and deliver this Agreement together with the share certificates representing the Pledged Shares (the "Certificates") and a share transfer form (the "Share Transfer Form"), duly executed by the Corporation in blank, for transfer of the Pledged Shares to and in favour of the Lender as security for the payment and performance of all indebtedness, liabilities and obligations of the Corporation to the Lender hereunder and under the Credit Agreement as well as other dealings by which the Corporation may become indebted or liable to the Lender in any manner whatsoever pursuant to the Credit Agreement (the "Obligations").

     NOW THEREFORE WITNESSETH that in consideration of these premises and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Corporation, the Corporation hereby covenants, declares and agrees with the lender as follows:

1. All terms defined in the Credit Agreement and not otherwise defined herein or in the recitals hereto shall have the respective meanings attributed to them in the Credit Agreement.

2. The Corporation hereby pledges, assigns, mortgages, charges, hypothecates, sets over unto and deposits with the Lender, and grants to the Lender a security interest in, all of the Corporation's right, title and interest in and to the Pledged Shares and the Certificates together with all replacements thereof and substitutions therefor to be held by the Lender as a general and continuing security for the payment and performance of the Obligations.

3. The Corporation shall forthwith deliver to the Lender the Certificates and the Share Transfer Form in blank, signed by the Corporation, as transferor, and the same shall be retained by and remain in the custody of the Lender or its nominee.

4. The Corporation shall also forthwith deliver to the Lender a certified copy of a resolution of the directors of the Company consenting to the transfer(s) contemplated by this Agreement.

5. Upon the failure of the Corporation to pay or perform any of the Obligations on demand or otherwise when due and payable or to be performed, as the case may be, or upon the occurrence of an Event of Default or any other act which would permit the Lender to demand payment of the Obligations, the Lender or its agent may realise upon or otherwise deal with or dispose of the Pledged Shares by sale, transfer or delivery or exercise and enforce all rights and remedies of the holder of the Pledged Shares as if the Lender were the absolute owner thereof for such price in money or other consideration and upon such terms and conditions as it deems best. Any such remedy may be exercised separately or in combination and shall be in addition to and not in substitution for any other rights the Lender may have, however created, provided that the Lender shall not be bound to exercise any such right or remedy. The Lender shall not be bound under any circumstances to realise upon the Pledged Shares and neither the Lender nor its agents shall be responsible for any loss occasioned by any sale or other dealing with the Pledged Shares permitted by and made in accordance with applicable law or by the retention of or delay or failure to sell or otherwise deal with or dispose of the Pledged Shares and the Lender is hereby released from all responsibility for any depreciation in or loss in value which may be occasioned in respect of the Pledged Shares.

6. Unless and until (i) an Event of Default or any other act which would permit the Lender to demand payment of the Obligations shall have occurred and
(ii) written notice thereof shall have been given by the Lender to the Corporation, the Corporation shall be entitled to execute any and all voting and other consensual rights pertaining to the Pledge Shares and to give all consents, waivers or ratifications in respect thereof and to receive notice of and to attend all meetings of the shareholders of the Company to which, but for the execution of this Agreement, the Corporation would have been entitled; provided that no vote shall be cast or any consent waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement or any document which the parties may execute in connection with the Obligations or which would have the effect of impairing or prejudicing the position or interest of the Lender. All such rights of the Corporation to vote and to give consents, waivers and ratifications shall cease in case an Event of Default or any other act which would permit the Lender to demand payment of the Obligations shall occur and Section 9 hereof shall thereupon become applicable.

7. Unless an Event of Default or any other act which would permit the Lender to demand payment of the Obligations shall have occurred and subject to the terms of the Credit Agreement:

     (i) all cash dividends payable in respect of the Pledge Shares shall be paid to the Corporation Provided that all cash dividends payable in respect of the Pledged Shares which are determined by the Lender to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid (to the extent so determined by the Lender to represent an extraordinary, liquidating or other distribution in return of capital) to the Lender and retained by the Lender as part of the Pledged Shares.

     (ii) The Corporation shall be entitled to receive all other or additional stock or other securities or property paid or distributed by way of dividend or otherwise in respect of the Pledged Shares.

     (iii) Subject to Section 10, the Corporation shall be entitled to receive directly:

           (a) all other or additional stock or other securities or property (including cash) paid or distributed by the Company in respect of the Pledged Shares by way of stock-split, re-classification, combination of shares or similar re- arrangement and

           (b) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Pledged Shares by reason of any consolidation, merger, amalgamation, exchange of stock, conveyance of assets, liquidation or similar corporate re-organisation.

8. All dividends, distributions or other payments received by the Corporation or the Lender contrary to the provisions of Section 7 hereof shall be received and held in trust by the Corporation or the Lender (as the case may be) for and on behalf and for the benefit of each for the other and shall be segregated from other property or fund and shall forthwith be paid over to the Lender or the Corporation respectively (as the case may be) in the same form as so received (with any endorsement).

9. In case an Event of Default or any other act which would permit the Lender to demand payment of the Obligations shall have occurred, the Lender shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by law) for the protection and enforcement of its rights in respect of the Pledged Shares and the Lender shall be entitled without limitation, to exercise the following rights:

      (i)  to receive all amounts payable in respect of the Pledged Shares under
           Section 7 hereof;

      (ii) to transfer all or any part of the Pledge Shares into the Lender's name or into the name of its nominee or nominees (the Lender hereby agrees to promptly notify the Corporation and the Company after such transfer; provided that the failure to give such notice shall not affect the validity of such transfer);

      (iii)subject to the giving of written notice to the Corporation in accordance with Section 6 hereof, to vote all or any part of the Pledged Shares (whether or not transferred into the name of the Lender) and give all consents, waivers or ratifications in respect of the Pledged Shares and otherwise act with respect thereto as though it were the absolute owner thereof (the Corporation hereby irrevocably constituting and appointing the Lender the proxy and attorney-in-fact of the Corporation); and

      (iv) at any time and from time to sell, assign and deliver, or grant options to purchase (subject to the Articles and bylaws and any Unanimous Shareholders Agreement of the Company) all or any part of the Pledged Shares.

10. In the event of any subdivision, consolidation, share exchange, stock dividend, redivision, share issue or change in the capital of the Company or other similar action during the period that this Agreement remains in effect resulting in an increase in the number of issued and outstanding shares held by any person in the capital of the Company, the number of shares to be delivered by the Corporation to the Lender pursuant to this Agreement shall be increased (the "Additional Shares") so that the Lender will at all times have pledged, assigned, mortgaged, charged, hypothecated and deposited with and possess a security interest in the lesser of (i) 65% of the issued and outstanding shares in the capital of the Company and (ii) 100% of the issued and outstanding shares in the capital of the Company held by the Corporation from time to time, and the Corporation hereby agrees to deliver to the Lender the share certificates and share transfer forms, duly signed by the Corporation, in respect of such Additional Shares and the Additional Shares shall form part of the Pledged Shares hereunder and shall be subject to the charges, terms and conditions of this Agreement; and the Corporation hereby agrees at all times to maintain its ownership of at least 65% of the issued and outstanding shares in the capital of the Company and a failure to maintain such level of ownership will be an Event of Default.

11. From and after the date of an Event of Default or any other act which would permit the Lender to demand payment of the Obligations, the Corporation hereby appoints, authorises and empowers the Lender as attorney for the Corporation to sign any transfer or other document necessary to complete the transfer of any of the Pledged Shares in accordance with the terms hereof. If any amount should remain unpaid and outstanding in respect of the Obligations after an Event of Default or any other act which would permit the Lender to demand payment of the Obligations, the Corporation hereby irrevocably appoints the Lender thereof as its attorney in the name of the Corporation with full powers of substitution but for the use and benefit of the Lender, to do all such acts and take all such proceedings as the Lender may from time to think advisable to realise upon the Pledged Shares in accordance with the terms hereof and to enforce the rights hereby assigned and obtain possession of and realise upon the property hereby charged.

12. The Lender shall not be obliged to exhaust its resources against the Corporation or any other person or persons or against any other security it may hold in respect of the Obligations before the Lender may realise upon or otherwise deal with the Pledged Shares or Certificates in such manner as the Lender may consider desirable. The Lender may grant time for payment or any other indulgence, take and give up securities, and may compound with, grant releases and discharges and otherwise deal with the Corporation and with any other person and the Pledged Shares and Certificates and Share Transfer Form as the Lender may see fit without liability to the Corporation for any loss thereby occasioned to the Corporation and prejudice to the Obligations or the rights of the Lender in respect of this Agreement.

13. All costs and charges incurred by or on behalf of the Lender with reference to the Pledged Shares or the realisation thereof (including all reasonable legal fees and disbursements, on a solicitor and own client basis, all court costs and expenses of taking possession of, protecting and releasing upon the security constituted by the Pledged Shares and the costs and charges in connection with releasing, collecting, selling, transferring, delivering or obtaining payment of the Pledged Shares) shall be added to and form a part of the Obligations and shall be first charge upon the proceeds of any such realisation, collection, sale, transfer, delivery or obtaining of payment.

14. Any proceeds of the Pledged Shares may be held in lieu of Pledged Shares realised upon and may, as and when the Lender sees fit, be applied or appropriated as the Lender may elect on account of the Obligations and the balance, if any, shall be paid to the Corporation or as a court of competent jurisdiction may direct. If there shall be a deficiency, the Corporation shall remain liable for such deficiency and shall pay the amount of such deficiency to the Lender forthwith.

15. Upon payment and performance of the Obligations, the Lender shall release the Pledged Shares and the Certificates and the Share Transfer Forms to the Corporation.

16. This Agreement shall not operate by way of merger of any of the Obligations and no judgment recovered by the Lender shall operate by way of merger of or in any way effect the security of the Pledged Shares and Certificates.

17. This Agreement and the Pledged Shares and Certificates are, without prejudice, in addition and supplemental to and not in substitution for any other security held or which may hereafter be held by the Lender.

18. The Corporation hereby agrees that it will do such further acts and things and execute and deliver to the Lender such additional assignments, agreements and instruments as the Lender may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Lender its rights, powers and remedies hereunder.

19.   The Corporation hereby covenants with the Lender as follows:

      (i) on the date hereof the Corporation is the legal and beneficial owner of record of 1,000 Common Shares in the capital of the Company, which are all of the issued and outstanding shares in the capital of the Company;

      (ii) the Pledged Shares are under no pledge, lien, mortgage, hypothecation, security interest, charge option or other encumbrance whatsoever, except the lien, charge and security interest created by this Agreement;

      (iii)it has full power, authority and legal right to pledge all of the Pledged Shares pursuant to this Agreement;

      (iv) this Agreement has been duly authorised, executed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation enforceable in accordance with its terms; and

      (v) no consent of any other party (including without limitation, any stockholder or creditor of the Corporation or any of its subsidiaries or affiliates) is required to be obtained by the Corporation in connection with the execution, delivery or performance of this Agreement or in connection with the exercise of the rights and remedies pursuant to this Agreement. Except that the Articles and By-laws of the Company state that no shares in the capital of the Company shall be transferred without the approval of the directors or a committee of directors of the Company evidenced by written resolution.

20. Immediately after the Obligations have been repaid to the Lender and all other conditions in connection therewith satisfied and fulfilled by the Corporation, this Agreement shall terminate and the Lender shall forthwith execute and deliver to the Corporation a proper instrument or instruments acknowledging the satisfaction of the Obligations owing to the Lender by the Corporation and the termination of this Agreement and will duly release the Corporation and the Pledged Shares from the security interest and charge hereby created and re-assign transfer and deliver to the Corporation the Pledged Shares.

21. The division of this Agreement into sections are for convenience of reference only and shall not affect the interpretation hereof.

22. This Agreement shall be governed by and construed in accordance with the laws of Barbados and the parties hereto hereby irrevocably submit to the jurisdiction of the courts of Barbados in any action or proceeding arising out of or relating to the Agreement and irrevocably agree that all such actions and proceedings shall be heard and determined in such courts and irrevocably waive, to the fullest extent possible, the defence of forum non conveniens.

23. This Agreement shall inure to the benefit of the Lender and its successors and assigns and shall be binding upon the Corporation and its successors and permitted assigns. All rights of the Lender hereunder shall be assignable in accordance with the terms of the Credit Agreement.

24. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof and any such invalid or unenforceable provision shall be deemed to be several from the other provisions hereof.

25. All notices hereunder shall be sent by telex, telecopy or similar means of recorded communication or hand delivery, and shall be effective when hand delivered or in the case of telex, telecopy or similar means of recorded communication when received. All notices shall be given to the parties hereto at the addresses set out in the Credit Agreement, or otherwise in accordance with any unrevoked written direction of a party as to a change of address, given in accordance with this section.

26. In the event of a conflict or inconsistency between the provisions of this Agreement and the provisions of the Credit Agreement, the provisions of the Credit Agreement shall prevail.

27. This Agreement shall be a continuing and running security to cover the maximum sum of 16,000,000.00 dollars currency of the United States of America.

      IN WITNESS WHEREOF the parties hereto have duly executed this Agreement April 27, 1998 the date first above written.

SIGNED on behalf of     )              /S/ John W. Sullivan
PMC-SIERRA INC. by      )              --------------------------------------
                                       John Sullivan, Chief Financial Officer

         I, Daniel J McLeod of Vancouver, British Columbia Notary Public in and for British Columbia do hereby CERIFY that on the day of the date hereof personally appeared before me a male/female who identified himself/herself to be the within-named the executing party to the within written Affidavit and did in my presence sign and deliver the same as for his/her free and voluntary act and deed.

IN TESTIMONY whereof I have unto set and subscribed my name and Seal of Office this day of  July 10, 1998.


                                                        /S/ Daniel J. McLeod
                                                        --------------------
                                                            Notary Public

THE CORPORATE SEAL of                 )
CIBC INC  was hereto set and affixed  )
by the
Secretary thereof in the presence of: )                 --------------------
                                                              Secretary



-----------------------------
         Director


------------------------------
       Notary Public


I,
       of
Notary  Public in and for              do hereby  CERIFY  that on the day of the
date hereof personally appeared before me a male/female who identified himself/herself to be the within-named the executing party to the within written Affidavit and did in my presence sign and deliver the same as for his/her free and voluntary act and deed.

IN TESTIMONY whereof I have unto set and subscribed my name and Seal of Office this

          day of                    1998.


                                          ----------------------------
                                                 Notary Public